[Capital Management Investment Trust Letterhead]


Dear Fellow Shareholders,


     As the calendar year 1996 Draws to a close, it appears that the equity markets have once again provided investors with above-average returns, and your fund has been invested to participate fully in this favorable environment.

One must ask, however, has the public become overly infatuated with the stock market? Over the past fifteen years total returns from stocks have averaged in the mid-teens, which is above the historic norm of about 10% per year. During the two-year period 1995 and 1996, approximately $2.7 trillion in shareholder wealth has been created. Direct holdings of stocks and mutual funds by the public now stand at 27% of financial assets, but to put this figure in perspective, the peak direct ownership of stocks was in 1968 when equities represented 45% of households' financial assets. Based on direct ownership statistics, the public is not over-exposed to the stock market. Does this mean one should not be concerned about market declines? Of course not, but investment programs must be focused on long-term goals and be diversified across several alternatives. As I have stated to you before, our long term goal for your fund is to grow its assets in a prudent manner while focusing on the very dynamic mid-cap area of the equity market.

     Currently, the underpinnings of the financial markets suggest that the coming year should be good for stocks; returns are not likely to reach the level of 1996, but they should be OK. The great worry of the financial markets, rising inflation, is not foreseen to be a problem; therefore, interest rates should remain close to current levels. Corporate profits will continue to grow (our guess is 6% to 8%), even though the rate of increase will be less than that of the past five years.

     Since late 1995, the heavy mutual fund cash inflows have been concentrated primarily in large capitalization stocks for purposes of expedience. as a result, many mid-cap stocks are now relatively under-valued. We have increased exposure to the technology group given the favorable impact product advances from many of these companies are having on the competitive structure of U.S. industry and our daily lives, and we continue to favor regional banking institutions and energy exploration/service companies.

     Thank you for your interest in the Capital Management Equity Fund, and we look forward to another exiting investment year.

                                                C. Lennis Koontz, II, C.F.A.
                                                President
                                                December 28, 1996

                         CAPITAL MANAGEMENT EQUITY FUND
                              INSTITUTIONAL CLASS
                    Performance Update - $250,000 Investment
           For the period from January 27, 1995 to November 30, 1996

                                    [graph]


                          Instit        S&P 400      S&P 500       Lipper
                          Shares        MID CAP      Total Return  Capital
                                                     Index         Appreciation

         01/27/95         250,000       250,000      250,000       250,000
         01/31/95         251,675       249,292      250,125       249,357
         02/28/95         260,950       262,359      259,880       258,454
         03/31/95         276,275       266,925      267,546       265,288
         04/30/95         275,424       272,284      275,412       269,862
         05/31/95         280,704       278,853      286,429       276,617
         06/30/95         290,263       289,798      293,074       290,110
         07/31/95         300,584       305,344      302,804       307,213
         08/31/95         304,612       310,991      303,561       310,606
         09/30/95         306,752       318,530      316,371       318,703
         10/31/95         294,361       310,333      315,232       312,471
         11/30/95         307,511       323,887      329,071       324,000
         12/31/95         312,873       323,081      335,423       326,345
         01/31/96         313,391       327,768      346,840       332,553
         02/29/96         313,391       338,908      350,054       340,828
         03/31/96         321,472       342,969      353,425       344,322
         04/30/96         333,455       353,445      358,634       358,893
         05/31/96         338,926       358,225      367,883       369,407
         06/30/96         339,447       352,850      369,289       359,495
         07/31/96         316,172       328,978      352,972       333,170
         08/31/96         332,125       347,951      360,417       348,053
         09/30/96         342,454       363,122      380,707       368,228
         10/31/96         349,288       364,178      391,205       363,512
         11/30/96         367,685       384,999      419,634       379,307


This graph depicts the performance of the Capital Management Equity Fund - Institutional Shares versus the S&P Mid Cap 400 Index, the Lipper Capital Appreciation Index, and the S&P 500 Index. It is important to note Capital Management Equity Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

     The graph assumes an initial $250,000 investment at January 27, 1995. All dividends and distributions are reinvested.

     At November 30, 1996, the value of the Institutional Shares would have grown to $367,685 - total investment return of 47.07% since January 27, 1995.

     At November 30, 1996, a similar investment in the S&P Mid Cap 400 Index would have been worth $384,999 - total investment return of 54.00% since January 27, 1995; a similar investment in the Lipper

     Capital   Appreciation  Index  would  have  been  worth  $379,307  -  total investment return of 51.72%; and a similar investment in the S&P 500 Index would have been worth $419,634 - total investment return of 67.85%.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

           Average Annual Total Return
-------------------------------------------------
                    Since Inception     One Year
-------------------------------------------------
No Sales Load       23.27%              19.57%
-------------------------------------------------

                         CAPITAL MANAGEMENT EQUITY FUND
                                 INVESTOR CLASS
                    Performance Update - $10,000 Investment
             For the period from April 7, 1996 to November 30, 1996

                                    [graph]


                 Institut      S&P 400     S&P 500        Lipper
                 Shares        MID CAP     Total Return   Capital
                                           Index          Appreciation

   04/07/95       9,700         9,700       9,700          9,700
   04/30/95       9,641         9,880       9,866          9,849
   05/31/95       9,822        10,118      10,260         10,096
   06/30/95      10,131        10,515      10,498         10,588
   07/31/95      10,482        11,079      10,847         11,212
   08/31/95      10,614        11,284      10,874         11,336
   09/30/95      10,689        11,558      11,333         11,632
   10/31/95      10,247        11,260      11,292         11,404
   11/30/95      10,689        11,752      11,788         11,825
   12/31/95      10,874        11,723      12,015         11,911
   01/31/96      10,883        11,893      12,424         12,137
   02/29/96      10,874        12,297      12,539         12,439
   03/31/96      11,147        12,444      12,660         12,567
   04/30/96      11,556        12,824      12,846         13,098
   05/31/96      11,746        12,998      13,178         13,482
   06/30/96      10,755        12,803      13,228         13,120
   07/31/96      10,990        11,937      12,643         12,160
   08/31/96      11,537        12,625      12,910         12,703
   09/30/96      11,897        13,176      13,637         13,439
   10/31/96      12,144        13,214      14,013         13,267
   11/30/96      12,785        13,969      15,031         13,843




This graph depicts the performance of the Capital Management Equity Fund - Investor Shares versus the S&P Mid Cap 400 Index, the Lipper Capital Appreciation Index, and the S&P 500 Index. It is important to note the Capital Management Equity Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

     The graph assumes an initial $10,000 investment at April 7, 1995. All dividends and distributions are reinvested.

     At November 30, 1996, the value of the Investor Shares would have grown to $12,790 - total investment return of 27.90% since April 7, 1995. Without the deduction of the 3% maximum sales load, the value of the Investor Shares would have grown to $13,185 - total investment return of 31.85% since April 7, 1995. The sales load may be reduced or eliminated for larger purchases.

     At November 30, 1996, a similar investment in the S&P Mid Cap 400 Index would have been worth $13,969 - total investment return of 39.69% since April 7, 1995; a similar investment in the Lipper Capital Appreciation Index would have grown to $13,843 - total investment return of 38.43%; and a similar investment in the S&P 500 Index would have grown to $15,031 - total investment return of 50.31%.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                 Average Annual Total Return
-----------------------------------------------------------
                        Since Inception           One Year
-----------------------------------------------------------
No Sales Load           18.22%                    19.61%

With 3% Sales Load      16.06%                    16.02%
-----------------------------------------------------------

                         CAPITAL MANAGEMENT EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                               November 30, 1996

--------------------------------------------------------------------------------
                                                                       Value
                                               Shares                 (note 1)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.82%

Auto Parts - Replacement Equipment - 1.15%
(a)AutoZone, Inc.                                2,000                 $49,250

Chemicals - 8.32%
   Air Products and Chemicals, Inc.              2,000                 139,250
   Hanna (M.A.) Company                          5,700                 120,412
   IMC Global, Inc.                              2,600                  93,925
                                                 -----                  ------
                                                                       353,587
Computers - 5.74%
(a)Hutchinson Technology, Inc.                   2,200                 116,050
   Reynolds & Reynolds Company                   4,600                 127,650
                                                 -----                 -------
                                                                       243,700
Electrical Equipment - 2.55%
   Belden, Inc.                                  3,175                 108,347

Electronics - 4.03%
   Varian Associates, Inc.                       1,500                  73,875
(a)Waters Corporation                            3,600                  97,650
                                                 -----                  ------
                                                                       171,525
Financial - Banks, Commercial - 11.50%
   Barnett Banks, Inc.                           2,400                 105,600
   First Security Corporation                    4,050                 131,119
   Summit Bancorp                                2,900                 130,137
   US Bancorp                                    2,850                 121,837
                                                 -----                 -------
                                                                       488,693
Food - Wholesale - 5.26%
   Dole Food Company                             2,650                 103,350
   Richfood Holdings, Inc.                       4,612                 119,912
                                                 -----                 -------
                                                                       223,262
Homebuilders - 4.80%
(a)Champion Enterprises, Inc.                    2,400                  50,100
   Clayton Homes, Inc.                           2,850                  46,312
   Leggett & Platt, Inc.                         3,500                 107,625
                                                 -----                 -------
                                                                       204,037
Industrial Materials - Specialty - 0.81%
(a)AES Corporation                                 700                  34,212

Lodging - 1.29%
(a)Promus Hotel Corporation                      1,700                  54,825

                                                                  (Continued)

                         CAPITAL MANAGEMENT EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                               November 30, 1996
--------------------------------------------------------------------------------
                                                                       Value
                                                Shares                (note 1)
--------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

Machine - Construction and Mining - 1.73%
   Case Corporation                              1,400                 $73,500

Machine - Diversified - 7.20%
   AGCO Corporation                              2,350                  65,506
   Helix Technology Corporation                  3,500                 111,563
   York International Corporation                2,450                 128,625
                                                 -----                 -------
                                                                       305,694
Miscellaneous - Manufacturing - 3.26%
   Fisher Scientific International               3,025                 138,394

Medical Supplies - 5.07%
(a)Sola International, Inc.                      3,100                 108,888
(a)Sybron International Corporation              3,500                 106,313
                                                 -----                 -------
                                                                       215,201
Oil & Gas - Domestic - 2.67%
   Quaker State Corporation                      6,625                 113,453

Oil & Gas - Equipment & Services - 9.34%
(a)Diamond Offshore Drilling, Inc.               2,300                 146,625
(a)ENSCO International, Inc.                     2,100                  92,137
(a)Varco International, Inc.                     6,900                 157,838
                                                 -----                 -------
                                                                       396,600
Oil & Gas - Exploration - 3.12%
   Transocean Offshore, Inc.                     2,200                 132,550

Packaging & Containers - 1.30%
   Aptargroup, Inc.                              1,600                  55,200

Retail - Department Stores - 2.55%
(a)Federated Department Stores, Inc.             3,175                 108,347

Toys - 3.18%
   Mattel, Inc.                                  4,375                 135,078

Transportation - Rail - 2.92%
   Illinois Central Corporation                  3,650                 124,100

Utilities - Electric - 2.44%
   Idaho Power Company                           3,350                 103,850


                                                                  (Continued)

                         CAPITAL MANAGEMENT EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                               November 30, 1996
--------------------------------------------------------------------------------
                                                                       Value
                                               Shares                 (note 1)
--------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

Utilities - Gas - 5.59%
   Brooklyn Union Gas Company                    4,100                $128,638
   Pacific Enterprises                           3,550                 108,719
                                                 -----                 -------
                                                                       237,357

Total Common Stocks (Cost $3,394,065)                                4,070,762


                                              Principal
                                               Amount
                                             ----------
REPURCHASE AGREEMENT (b) - 4.13%
      Wachovia Bank                           $175,265                 175,265
                                              --------                 -------
      5.66%, due December 2, 1996
      (Cost $175,265)


Total Value of Investments (Cost $3,569,330 (c))          99.95%     4,246,027
Other Assets Less Liabilities                              0.05%         2,324
                                                           ----          -----
   Net Assets                                            100.00%    $4,248,351
                                                         ======     ==========




     (a)  Non-income producing investment.

     (b) The repurchase agreement is fully collateralized by U. S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other funds administered by The Nottingham Company.

     (c) Aggregate cost for financial reporting and federal income tax purposes is the same. Unrealized appreciation (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


      Unrealized appreciation                                         $716,839
      Unrealized depreciation                                         (40,142)
                                                                      --------
               Net unrealized appreciation                            $676,697






See accompanying notes to financial statements

                         CAPITAL MANAGEMENT EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               November 30, 1996


ASSETS
   Investments, at value (cost $3,569,330)                        $4,246,027
   Interest receivable                                                   707
   Dividends receivable                                                2,901
   Due from advisor (note 2)                                          16,758
   Other asset                                                           201
                                                                  ----------
      Total assets                                                 4,266,594

LIABILITIES
   Accrued expenses                                                   13,657
   Disbursements in excess of cash on demand deposit                   4,586
                                                                  ----------
      Total liabilities                                               18,243

NET ASSETS                                                        $4,248,351
                                                                  ==========
NET ASSETS CONSIST OF
   Paid-in capital                                                $3,444,966
   Undistributed net investment income                                11,660
   Undistributed net realized gain on investments                    115,028
   Net unrealized appreciation on investments                        676,697
                                                                  ----------
                                                                  $4,248,351


INSTITUTIONAL CLASS
   Net asset value and offering price per share                       $13.99
   ($3,502,215 / 250,268 shares outstanding)
INVESTOR CLASS
   Net asset value ($746,136 / 53,463 shares outstanding)             $13.96
                                                                      ======
   Maximum offering price per share (100 / 97 of $13.96)              $14.39
                                                                      ======


See accompanying notes to financial statements

                         CAPITAL MANAGEMENT EQUITY FUND
                            STATEMENT OF OPERATIONS
                          Year ended November 30, 1996


INVESTMENT INCOME

   Income
      Dividends                                                      $55,196
      Interest                                                        11,614
                                                                   ---------
         Total income                                                 66,810
                                                                   ---------
   Expenses
      Investment advisory fees (note 2)                               34,561
      Fund accounting fees (note 2)                                   33,000
      Professional fees                                               14,096
      Fund administration fees (note 2)                                6,912
      Custody fees                                                     7,654
      Registration and filing administration fees                      5,441
      Distribution and service fees - Investor Class (note 3)          4,613
      Securities pricing fees                                          2,854
      Shareholder recordkeeping fees                                     638
      Trustee fees and meeting expenses                                8,793
      Registration and filing expenses                                 7,170
      Shareholder servicing expenses                                   3,499
      Other operating expenses                                         1,875
      Printing expenses                                                1,053
                                                                   ---------
         Total expenses                                              132,159
                                                                   ---------
         Less:
            Expense reimbursements (note 2)                          (97,598)
            Investment advisory fees waived (note 2)                 (34,561)
                                                                   ---------
         Net expenses                                                      0
                                                                   ---------
            Net investment income                                     66,810
                                                                   ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain from investment transactions                    124,863
   Increase in unrealized appreciation on investments                477,699
                                                                   ---------
      Net realized and unrealized gain on investments                602,562
                                                                   ---------
         Net increase in net assets resulting from operations       $669,372
                                                                   =========

See accompanying notes to financial statements

                         CAPITAL MANAGEMENT EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   Period from
                                                                                January 27, 1995
                                                                                  (commencement
                                                                 Year ended     of operations) to
                                                                November 30,       November 30,
                                                                    1996              1995
INCREASE IN NET ASSETS

  Operations
      Net investment income                                          $66,810          $29,772
      Net realized gain from investment transactions                 124,863           33,755
      Increase in unrealized appreciation on investments             477,699          198,998
                                                                  ----------       ----------
         Net increase in net assets resulting from operations        669,372          262,525

  Distributions to shareholders from
      Net investment income - Institutional Class                    (55,272)         (19,101)
      Net investment income - Investor Class                         (10,130)            (419)
      Net realized gain from investment transactions - Institut      (33,645)               0
      Net realized gain from investment transactions - Investor       (9,945)               0
                                                                  ----------       ----------

         Decrease in net assets resulting from distributions        (108,992)         (19,520)
                                                                  ----------       ----------
  Capital share transactions
      Increase in net assets resulting from cap share transations  1,304,649        2,140,316
                                                                  ----------       ----------
           Total increase in net assets                            1,865,028        2,383,321
NET ASSETS
  Beginning of period                                              2,383,321                0
                                                                  ----------       ----------
  End of period (including undistributed net investment income    $4,248,351       $2,383,321
                 of $11,660 in 1996 and $10,252 in 1995)          ----------       ----------

(a) A summary of capital share activity follows:

----------------------------------------------------------------------------------------------
                                                                           Period from
                                          Year ended                   January 27, 1995 to
                                       November 30, 1996                November 30, 1995
                                     Shares          Value           Shares           Value
----------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Shares sold                           98,149      $1,190,936         149,099       $1,574,589
Shares issued for reinvestment         7,179          88,917           1,626           19,101
                                    --------      ----------        --------       ----------
                                     105,328       1,279,853         150,725        1,593,690
                                    --------      ----------        --------       ----------
Shares redeemed                       (5,786)        (76,867)              0                0
                                    --------      ----------        --------       ----------
  Net increase                        99,542      $1,202,986         150,725       $1,593,690
                                    ========      ==========        ========       ==========


----------------------------------------------------------------------------------------------
                                                                           Period from
                                           Year ended                    April 7, 1995 to
                                       November 30, 1996                 November 30, 1995
                                     Shares          Value           Shares           Value
----------------------------------------------------------------------------------------------

INVESTOR CLASS
Shares sold                           11,424        $148,294          45,533         $546,342
Shares issued for reinvestment         1,635          20,075              35              419
                                    --------      ----------        --------       ----------
                                      13,059         168,369          45,568          546,761
                                    --------      ----------        --------       ----------
Shares redeemed                       (5,154)        (66,706)            (11)            (135)
                                    --------      ----------        --------       ----------
  Net increase                         7,906        $101,663          45,557         $546,626
                                    ========      ==========        ========       ==========

See accompanying notes to financial statements

                         CAPITAL MANAGEMENT EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout the Period)


                                              INSTITUTIONAL CLASS           INVESTOR CLASS
------------------------------------------------------------------------------------------------
                                                         Period from                Period from
                                                      January 27, 1995             April 7, 1995
                                                        (commencement              (commencement
                                            Year ended  of operations  Year ended  of operations
                                            November 30  November 30   November 30  November 30,
                                               1996          1995          1996          1995
------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $12.16       $10.00        $12.09       $11.07

  Income from investment operations
    Net investment income                         0.23         0.20          0.24         0.11
    Net realized and unrealized gain
       on investments                             2.08         2.10          2.06         1.02
                                                  ----         ----          ----         ----
       Total from investment operations           2.31         2.30          2.30         1.13
                                                  ----         ----          ----         ----
  Distributions to shareholders from
    Net investment income                        (0.26)       (0.14)        (0.21)       (0.11)
    Net realized gain from investment
       transactions                              (0.22)        0.00         (0.22)        0.00
                                                 -----         ----         -----         ----
       Total distributions                       (0.48)       (0.14)        (0.43)       (0.11)
                                                 -----        -----         -----        -----

Net asset value, end of period                  $13.99       $12.16        $13.96       $12.09
                                                ======       ======        ======       ======


Total return (a)                                 19.57 %      23.00 %       19.61 %      10.24 %

Ratios/supplemental data

  Net assets, end of period                 $3,502,215   $1,832,507      $746,136     $550,814
                                            ==========   ==========      ========     ========

  Ratio of expenses to average net assets
    Before expense reimbursements and waived      3.70 %       7.20 %(b)     4.45 %       7.18 %(b)
    After expense reimbursements and waived       0.00 %       0.31 %(b)     0.00 %       1.06 %(b)

  Ratio of net investment income (loss) to average net assets
    Before expense reimbursements and waived     (1.77)%      (4.45)%(b)    (2.50)%      (4.23)%(b)
    After expense reimbursements and waived       1.94 %       2.44 %(b)     1.95 %       1.89 %(b)


  Portfolio turnover rate                        82.30 %      47.74 %       82.30 %      47.74 %

  Average brokerage commission per share         $0.06          N/A         $0.06          N/A


(a)  Total return does not reflect payment of a sales charge.
(b)  Annualized.

See accompanying notes to financial statements

                         CAPITAL MANAGEMENT EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 1996



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Capital Management Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of the Capital Management Investment Trust (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1994 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on January 27, 1995. The Fund has an unlimited number of authorized shares, which are divided into two classes - Institutional Shares and Investor Shares. Only Institutional Shares were offered by the Fund prior to April 7, 1995.

     Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Investor Class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Shares purchased are subject to a maximum sales charge of three percent. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

     B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ended November 30.

                         CAPITAL MANAGEMENT EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 1996



     E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     F. Repurchase Agreements - The fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Capital Management Associates, Inc. (the "Advisor"), provides the fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the first $100 million of the Fund's average daily net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million.

     Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses. The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.50% of the average daily net assets of the Fund's Institutional Class and a maximum of 2.25% of the average daily net assets of the Fund's Investor Class. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $34,561 ($0.13 per share) and reimbursed $97,598 of the operating expenses incurred by the Fund for the fiscal year ended November 30, 1996.

     All organization expenses of the Fund were incurred and paid by the Advisor. At November 30, 1996, the Advisor owned 10,513 Institutional Shares and 113 Investor Shares of the Fund.

                         CAPITAL MANAGEMENT EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 1996



     The Fund's administrator, The Nottingham Company, L.L.C. (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.20% of the Fund's first $50 million of average daily net assets, 0.175% of the next $50 million, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,000 for accounting and record keeping services for the initial class of shares and $750 per month for each additional class of shares.
     Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting, and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

     Shields & Company, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of Investor Shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the fiscal year ended November 30, 1996, the Distributor retained sales charges in the amount of $303. At November 30, 1996, the Distributor owned 129,251 Institutional Shares of the Fund.

     Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

     The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

     The Plan provides that the Fund may incur certain costs, which may not exceed 0.75% per annum of the Investor Shares' average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Shares in the Fund or support servicing of Investor Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Shares' average daily net assets. The Fund incurred $4,613 of such expenses under the Plan for the fiscal year ended November 30, 1996.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, other than short-term investments, aggregated $4,471,711 and $2,673,096, respectively, for the fiscal year ended November 30, 1996.

                         CAPITAL MANAGEMENT EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 1996


NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

     For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term capital gain to its shareholders. The total $0.22 per share of such distributions for the fiscal year ended November 30, 1996, represents short-term capital gain. This gain is taxable as ordinary income to shareholders for federal income tax purposes. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

                       [KPMG Peat Marwick LLP letterhead]

Independent Auditors Report

To the Board of Trustees and Shareholders
Capital Management Investment Trust:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Capital Management Equity Fund (the Fund), a series of the Capital Management Investment Trust, as of November 30, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended November 30, 1996 and the period from January 27, 1995 (commencement of operations) to November 30, 1995. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of November 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Management Equity Fund as of November 30, 1996, the results of its operations for the year then ended , and the changes in its net assets and financial highlights for the year ended November 30, 1996 and the period from January 27, 1995 (commencement of operations) to November 30, 1995 in conformity with generally accepted accounting principles.




Richmond, Virginia                                 \s\  KPMG PEAT MARWICK LLP
December 13, 1996